Weyerhaeuser Company	Exhibit 99.2

Q3.2023 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Operations

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2023	June 30, 2023	Sept 30, 2023	Sept 30, 2022	Sept 30, 2023	Sept 30, 2022
Net sales	$1,881	$1,997	$2,022	$2,276	$5,900	$8,361
Costs of sales	1,512	1,528	1,520	1,694	4,560	5,130
Gross margin	369	469	502	582	1,340	3,231
Selling expenses	22	22	22	24	66	70
General and administrative expenses	101	108	107	100	316	294
Other operating costs, net	10	20	20	1	50	19
Operating income	236	319	353	457	908	2,848
Non-operating pension and other post-employment benefit costs	(9)	(12)	(12)	(12)	(33)	(38)
Interest income and other	12	18	24	9	54	9
Interest expense, net of capitalized interest	(66)	(70)	(72)	(67)	(208)	(204)
Loss on debt extinguishment	—	—	—	—	—	(276)
Earnings before income taxes	173	255	293	387	721	2,339
Income taxes	(22)	(25)	(54)	(77)	(101)	(470)
Net earnings	$151	$230	$239	$310	$620	$1,869

Per Share Information

	Q1	Q2	Q3		Year-to-Date
	March 31, 2023	June 30, 2023	Sept 30, 2023	Sept 30, 2022	Sept 30, 2023	Sept 30, 2022
Earnings per share, basic and diluted	$0.21	$0.31	$0.33	$0.42	$0.85	$2.51
Dividends paid per common share	$1.09	$0.19	$0.19	$0.18	$1.47	$1.99
Weighted average shares outstanding (in thousands):
Basic	733,163	732,021	731,046	740,058	732,069	743,990
Diluted	733,546	732,362	731,742	740,975	732,542	745,081
Common shares outstanding at end of period (in thousands)	732,507	730,850	730,128	737,547	730,128	737,547

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2023	June 30, 2023	Sept 30, 2023	Sept 30, 2022	Sept 30, 2023	Sept 30, 2022
Net earnings	$151	$230	$239	$310	$620	$1,869
Non-operating pension and other post-employment benefit costs	9	12	12	12	33	38
Interest income and other	(12)	(18)	(24)	(9)	(54)	(9)
Interest expense, net of capitalized interest	66	70	72	67	208	204
Loss on debt extinguishment	—	—	—	—	—	276
Income taxes	22	25	54	77	101	470
Operating income	236	319	353	457	908	2,848
Depreciation, depletion and amortization	126	126	122	119	374	360
Basis of real estate sold	33	13	34	7	80	77
Special items included in operating income	—	11	—	—	11	—
Adjusted EBITDA(1)	$395	$469	$509	$583	$1,373	$3,285

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold and special items. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Weyerhaeuser Company	Total Company Statistics

Q3.2023 Analyst Package

Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2023	June 30, 2023	Sept 30, 2023	Sept 30, 2022	Sept 30, 2023	Sept 30, 2022
Net earnings	$151	$230	$239	$310	$620	$1,869
Loss on debt extinguishment(1)	—	—	—	—	—	207
Environmental remediation charge	—	8	—	—	8	—
Net earnings before special items(2)	$151	$238	$239	$310	$628	$2,076

	Q1	Q2	Q3		Year-to-Date
	March 31, 2023	June 30, 2023	Sept 30, 2023	Sept 30, 2022	Sept 30, 2023	Sept 30, 2022
Net earnings per diluted share	$0.21	$0.31	$0.33	$0.42	$0.85	$2.51
Loss on debt extinguishment(1)	—	—	—	—	—	0.28
Environmental remediation charge	—	0.01	—	—	0.01	—
Net earnings per diluted share before special items(2)	$0.21	$0.32	$0.33	$0.42	$0.86	$2.79

(1) We recorded a total pretax loss on debt extinguishment of $276 million ($207 million after-tax) in first quarter 2022.

(2) Net earnings before special items is a non-GAAP measure that management believes provides helpful context in understanding the company’s earnings performance. Net earnings before special items should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Selected Total Company Items

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2023	June 30, 2023	Sept 30, 2023	Sept 30, 2022	Sept 30, 2023	Sept 30, 2022
Pension and post-employment costs:
Pension and post-employment service costs	$6	$5	$6	$9	$17	$27
Non-operating pension and other post-employment benefit costs	9	12	12	12	33	38
Total company pension and post-employment costs	$15	$17	$18	$21	$50	$65

Weyerhaeuser Company

Q3.2023 Analyst Package

Preliminary results (unaudited)

Condensed Consolidated Balance Sheet

in millions	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$797	$1,095	$1,173	$1,581
Short-term investments	—	665	668	—
Receivables, net	440	462	443	357
Receivables for taxes	28	18	18	42
Inventories	586	539	528	550
Prepaid expenses and other current assets	202	188	186	216
Total current assets	2,053	2,967	3,016	2,746
Property and equipment, net	2,157	2,133	2,106	2,171
Construction in progress	222	260	311	222
Timber and timberlands at cost, less depletion	11,564	11,512	11,521	11,604
Minerals and mineral rights, less depletion	211	207	203	214
Deferred tax assets	8	8	8	8
Other assets	365	383	385	375
Total assets	$16,580	$17,470	$17,550	$17,340

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$981	$980	$861	$982
Accounts payable	266	254	288	247
Accrued liabilities	403	473	537	511
Total current liabilities	1,650	1,707	1,686	1,740
Long-term debt, net	4,072	4,817	4,818	4,071
Deferred tax liabilities	101	105	113	96
Deferred pension and other post-employment benefits	346	348	349	344
Other liabilities	335	352	356	340
Total liabilities	6,504	7,329	7,322	6,591
Total equity	10,076	10,141	10,228	10,749
Total liabilities and equity	$16,580	$17,470	$17,550	$17,340

Weyerhaeuser Company

Q3.2023 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Cash Flows

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2023	June 30, 2023	Sept 30, 2023	Sept 30, 2022	Sept 30, 2023	Sept 30, 2022
Cash flows from operations:
Net earnings	$151	$230	$239	$310	$620	$1,869
Noncash charges (credits) to earnings:
Depreciation, depletion and amortization	126	126	122	119	374	360
Basis of real estate sold	33	13	34	7	80	77
Pension and other post-employment benefits	15	17	18	21	50	65
Share-based compensation expense	8	9	9	8	26	25
Loss on debt extinguishment	—	—	—	—	—	276
Other	3	(1)	(6)	3	(4)	17
Change in:
Receivables, net	(83)	(22)	28	121	(77)	81
Receivables and payables for taxes	14	13	24	(12)	51	15
Inventories	(36)	50	9	28	23	(30)
Prepaid expenses and other current assets	(9)	17	(13)	(4)	(5)	(7)
Accounts payable and accrued liabilities	(87)	57	73	(8)	43	(23)
Pension and post-employment benefit contributions and payments	(6)	(5)	(5)	(5)	(16)	(19)
Other	(3)	(8)	(9)	(26)	(20)	(41)
Net cash from operations	$126	$496	$523	$562	$1,145	$2,665
Cash flows from investing activities:
Capital expenditures for property and equipment	$(50)	$(69)	$(90)	$(86)	$(209)	$(207)
Capital expenditures for timberlands reforestation	(21)	(12)	(9)	(8)	(42)	(38)
Acquisition of timberlands	—	(2)	(68)	(3)	(70)	(286)
Purchase of short-term investments	—	(664)	—	—	(664)	—
Other	2	(2)	3	—	3	1
Net cash from investing activities	$(69)	$(749)	$(164)	$(97)	$(982)	$(530)
Cash flows from financing activities:
Cash dividends on common shares	$(799)	$(139)	$(138)	$(133)	$(1,076)	$(1,485)
Net proceeds from issuance of long-term debt	—	743	—	—	743	881
Payments on long-term debt	—	—	(118)	—	(118)	(1,203)
Repurchases of common shares	(34)	(51)	(24)	(143)	(109)	(402)
Other	(8)	(2)	(1)	—	(11)	(5)
Net cash from financing activities	$(841)	$551	$(281)	$(276)	$(571)	$(2,214)

Net change in cash, cash equivalents and restricted cash	$(784)	$298	$78	$189	$(408)	$(79)
Cash, cash equivalents and restricted cash at beginning of period	1,581	797	1,095	1,731	1,581	1,999
Cash, cash equivalents and restricted cash at end of period	$797	$1,095	$1,173	$1,920	$1,173	$1,920

Cash paid during the period for:
Interest, net of amounts capitalized	$57	$70	$63	$62	$190	$211
Income taxes, net of refunds	$6	$12	$22	$92	$40	$446

Weyerhaeuser Company	Timberlands Segment

Q3.2023 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2023	Q2.2023	Q3.2023	Q3.2022	YTD.2023	YTD.2022
Sales to unaffiliated customers	$462	$417	$380	$441	$1,259	$1,421
Intersegment sales	142	150	141	133	433	450
Total net sales	604	567	521	574	1,692	1,871
Costs of sales	461	439	417	442	1,317	1,360
Gross margin	143	128	104	132	375	511
Selling expenses	—	—	1	1	1	1
General and administrative expenses	25	24	25	25	74	73
Other operating income, net	(2)	—	—	(1)	(2)	(5)
Operating income and Net contribution to earnings	$120	$104	$78	$107	$302	$442

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2023	Q2.2023	Q3.2023	Q3.2022	YTD.2023	YTD.2022
Operating income	$120	$104	$78	$107	$302	$442
Depreciation, depletion and amortization	68	68	65	61	201	192
Adjusted EBITDA(1)	$188	$172	$143	$168	$503	$634

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q1.2023	Q2.2023	Q3.2023	Q3.2022	YTD.2023	YTD.2022
Total (increase) decrease in working capital(2)	$(24)	$51	$23	$14	$50	$37
Cash spent for capital expenditures(3)	$(26)	$(22)	$(26)	$(22)	$(74)	$(75)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Real Estate & ENR segments combined.

(3) Does not include cash spent for the acquisition of timberlands.

Segment Statistics(4)

		Q1.2023	Q2.2023	Q3.2023	Q3.2022	YTD.2023	YTD.2022
Third Party	Delivered logs:
Net Sales	West	$229	$206	$176	$224	$611	$791
(millions)	South	168	162	155	166	485	480
	North	17	7	11	15	35	40
	Total delivered logs	414	375	342	405	1,131	1,311
	Stumpage and pay-as-cut timber	16	15	12	10	43	30
	Recreational and other lease revenue	18	17	19	18	54	51
	Other revenue	14	10	7	8	31	29
	Total	$462	$417	$380	$441	$1,259	$1,421
Delivered Logs	West	$137.10	$123.45	$119.19	$158.59	$126.89	$164.97
Third Party Sales	South	$38.23	$37.49	$36.92	$38.59	$37.56	$38.08
Realizations (per ton)	North	$81.71	$78.69	$73.81	$83.84	$78.46	$79.26
Delivered Logs	West	1,674	1,661	1,479	1,411	4,814	4,793
Third Party Sales	South	4,386	4,341	4,180	4,310	12,907	12,612
Volumes (tons, thousands)	North	204	98	148	177	450	505
Fee Harvest Volumes	West	2,245	2,292	2,137	1,760	6,674	6,085
(tons, thousands)	South	6,432	6,430	6,146	6,112	19,008	18,113
	North	285	175	223	245	683	703

(4) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company	Real Estate, Energy & Natural Resources Segment

Q3.2023 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2023	Q2.2023	Q3.2023	Q3.2022	YTD.2023	YTD.2022
Net sales	$101	$80	$105	$68	$286	$313
Costs of sales	41	21	43	14	105	100
Gross margin	60	59	62	54	181	213
General and administrative expenses	7	7	6	6	20	19
Operating income and Net contribution to earnings	$53	$52	$56	$48	$161	$194

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2023	Q2.2023	Q3.2023	Q3.2022	YTD.2023	YTD.2022
Operating income	$53	$52	$56	$48	$161	$194
Depreciation, depletion and amortization	3	5	4	5	12	12
Basis of real estate sold	33	13	34	7	80	77
Adjusted EBITDA(1)	$89	$70	$94	$60	$253	$283

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q1.2023	Q2.2023	Q3.2023	Q3.2022	YTD.2023	YTD.2022
Cash spent for capital expenditures	$—	$—	$—	$—	$—	$—

Segment Statistics

		Q1.2023	Q2.2023	Q3.2023	Q3.2022	YTD.2023	YTD.2022
Net Sales	Real Estate	$72	$47	$79	$30	$198	$217
(millions)	Energy and Natural Resources	29	33	26	38	88	96
	Total	$101	$80	$105	$68	$286	$313
Acres Sold	Real Estate	20,753	9,281	25,721	5,014	55,755	56,046
Price per Acre	Real Estate	$3,241	$4,790	$3,033	$5,046	$3,403	$3,624
Basis as a Percent of Real Estate Net Sales	Real Estate	46%	28%	43%	23%	40%	35%

Weyerhaeuser Company	Wood Products Segment

Q3.2023 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2023	Q2.2023	Q3.2023	Q3.2022	YTD.2023	YTD.2022
Net sales	$1,318	$1,500	$1,537	$1,767	$4,355	$6,627
Costs of sales	1,159	1,218	1,195	1,360	3,572	4,050
Gross margin	159	282	342	407	783	2,577
Selling expenses	22	21	20	22	63	64
General and administrative expenses	36	37	38	36	111	106
Other operating costs, net	6	6	7	5	19	18
Operating income and Net contribution to earnings	$95	$218	$277	$344	$590	$2,389

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2023	Q2.2023	Q3.2023	Q3.2022	YTD.2023	YTD.2022
Operating income	$95	$218	$277	$344	$590	$2,389
Depreciation, depletion and amortization	53	52	51	51	156	151
Adjusted EBITDA(1)	$148	$270	$328	$395	$746	$2,540

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q1.2023	Q2.2023	Q3.2023	Q3.2022	YTD.2023	YTD.2022
Total (increase) decrease in working capital(2)	$(127)	$40	$52	$136	$(35)	$(30)
Cash spent for capital expenditures	$(43)	$(56)	$(69)	$(68)	$(168)	$(163)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

Segment Statistics

in millions, except for third party sales realizations		Q1.2023	Q2.2023	Q3.2023	Q3.2022	YTD.2023	YTD.2022
Structural Lumber	Third party net sales	$515	$573	$570	$676	$1,658	$2,880
(volumes presented	Third party sales realizations	$450	$479	$481	$556	$470	$786
in board feet)	Third party sales volumes(3)	1,144	1,196	1,184	1,216	3,524	3,662
	Production volumes	1,143	1,164	1,174	1,140	3,481	3,575
Oriented Strand	Third party net sales	$208	$215	$284	$287	$707	$1,348
Board	Third party sales realizations	$269	$299	$416	$401	$325	$622
(volumes presented	Third party sales volumes(3)	773	720	683	715	2,176	2,167
in square feet 3/8")	Production volumes	761	727	724	735	2,212	2,232
Engineered Solid	Third party net sales	$169	$215	$216	$233	$600	$676
Section	Third party sales realizations	$3,643	$3,571	$3,458	$3,946	$3,549	$3,754
(volumes presented	Third party sales volumes(3)	4.7	6.0	6.2	5.9	16.9	18.0
in cubic feet)	Production volumes	4.6	5.9	5.6	6.0	16.1	18.1
Engineered	Third party net sales	$87	$126	$122	$166	$335	$471
I-joists	Third party sales realizations	$3,171	$2,901	$2,862	$3,525	$2,951	$3,312
(volumes presented	Third party sales volumes(3)	27	44	42	47	113	142
in lineal feet)	Production volumes	25	38	42	47	105	141
Softwood Plywood	Third party net sales	$41	$44	$42	$47	$127	$158
(volumes presented	Third party sales realizations	$490	$474	$488	$632	$484	$720
in square feet 3/8")	Third party sales volumes(3)	83	94	86	74	263	219
	Production volumes	74	84	77	64	235	197
Medium Density	Third party net sales	$38	$42	$40	$50	$120	$151
Fiberboard	Third party sales realizations	$1,314	$1,342	$1,242	$1,274	$1,298	$1,173
(volumes presented	Third party sales volumes(3)	29	31	33	40	93	129
in square feet 3/4")	Production volumes	34	33	34	38	101	130

(3) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company	Unallocated Items

Q3.2023 Analyst Package

Preliminary results (unaudited)

Unallocated items are gains or charges not related to, or allocated to, an individual operating segment. They include all or a portion of items such as share-based compensation, pension and post-employment costs, elimination of intersegment profit in inventory and LIFO, foreign exchange transaction gains and losses and interest income and other.

Net Charge to Earnings

in millions	Q1.2023	Q2.2023	Q3.2023	Q3.2022	YTD.2023	YTD.2022
Unallocated corporate function and variable compensation expense	$(27)	$(32)	$(33)	$(36)	$(92)	$(103)
Liability classified share-based compensation	—	(2)	2	2	—	5
Foreign exchange (loss) gain	(1)	2	—	9	1	12
Elimination of intersegment profit in inventory and LIFO	9	3	(4)	2	8	(39)
Other, net	(13)	(26)	(23)	(19)	(62)	(52)
Operating loss	(32)	(55)	(58)	(42)	(145)	(177)
Non-operating pension and other post-employment benefit costs	(9)	(12)	(12)	(12)	(33)	(38)
Interest income and other	12	18	24	9	54	9
Net charge to earnings	$(29)	$(49)	$(46)	$(45)	$(124)	$(206)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2023	Q2.2023	Q3.2023	Q3.2022	YTD.2023	YTD.2022
Operating loss	$(32)	$(55)	$(58)	$(42)	$(145)	$(177)
Depreciation, depletion and amortization	2	1	2	2	5	5
Special items	—	11	—	—	11	—
Adjusted EBITDA(1)	$(30)	$(43)	$(56)	$(40)	$(129)	$(172)

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Special Items Included in Net Charge to Earnings (Pretax)

in millions	Q1.2023	Q2.2023	Q3.2023	Q3.2022	YTD.2023	YTD.2022
Environmental remediation charge	$—	$11	$—	$—	$11	$—
Special items included in operating loss and net charge to earnings	$—	$11	$—	$—	$11	$—

Unallocated Selected Items

in millions	Q1.2023	Q2.2023	Q3.2023	Q3.2022	YTD.2023	YTD.2022
Cash spent for capital expenditures	$(2)	$(3)	$(4)	$(4)	$(9)	$(7)